Reaves Utilities ETF (Ticker: UTES) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated March 26, 2019 to the

currently effective Prospectus for the Fund

Important Notice to Investors

I. Effective April 1, 2019, the Fund will change its name to Virtus Reaves Utilities ETF, and all references to “Reaves Utilities ETF” in the Prospectus will be replaced with “Virtus Reaves Utilities ETF.”

II. Effective April 1, 2019, W.H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser (the “Sub-Adviser”), contractually agreed to reduce its management fee from the annual rate of 0.95% to the annual rate of 0.49% of the Fund’s average daily net assets. As a result, the information appearing under “Risk/Return Summary Information – Fees and Expenses of the Fund” in the Fund’s Prospectus will be replaced with the following:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Most investors will incur customary brokerage commissions when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1,2]	0.49%
Other Expenses[3]	0.00%
Total Annual Fund Operating Expenses	0.49%

(1) The management fee is structured as a “unified fee,” out of which W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser, pays all expenses of the Fund (including the management fee paid to the Fund’s investment adviser), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund..

(2) The “Management Fee” has been restated to reflect current fees.

(3) “Other Expenses” are based on estimated amounts for the current fiscal year.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$161	$281	$632

In addition, effective April 1, 2019, the information appearing under “Management of the Fund – Investment Sub-Adviser – Sub-Adviser Compensation” in the Fund’s Prospectus will be replaced with the following:

Sub-Adviser Compensation. Effective April 1, 2019, the Sub-Adviser contractually agreed to reduce its management fee to the annual rate of 0.49% of the Fund’s average daily net assets. Prior to April 1, 2019, the Sub-Adviser received monthly compensation from the Fund at the annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the Fund’s expenses (including the management fee paid to the Adviser, as noted above), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Sub-Adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund. For the fiscal year ended July 31, 2018, the Fund paid the Sub-Adviser fees under its “unified fee” structure equal to 0.95% of the Fund’s average daily net assets.

III. Effective April 1, 2019, Virtus ETF Advisers LLC, the Fund’s investment adviser, will no longer charge the Sub-Adviser a minimum fee of $25,000. As a result, the information appearing under “Management of the Fund – Investment Adviser – Adviser Compensation” in the Fund’s Prospectus will be replaced with the following:

Adviser Compensation. The Adviser is entitled to receive a monthly advisory fee at the annual rate of 0.075% of the Fund’s average daily net assets. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

Investors should retain this supplement with the Fund’s

Prospectus for future reference.

Reaves Utilities ETF (Ticker: UTES) (the “Fund”),

a series of ETFis Series Trust I

Supplement dated March 26, 2019 to the

currently effective Statement of Additional Information (“SAI”) for the Fund

Important Notice to Investors

I. Effective April 1, 2019, the Fund will change its name to Virtus Reaves Utilities ETF, and all references to “Reaves Utilities ETF” in the SAI will be replaced with “Virtus Reaves Utilities ETF.”

II. Effective April 1, 2019, W.H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser (the “Sub-Adviser”), contractually agreed to reduce its management fee from the annual rate of 0.95% to the annual rate of 0.49% of the Fund’s average daily net assets. As a result, the information appearing under “Management Services – Sub-Adviser – Sub-Adviser Compensation” in the Fund’s SAI will be replaced with the following:

Sub-Adviser Compensation. Effective April 1, 2019, the Sub-Adviser contractually agreed to reduce its management fee to the annual rate of 0.49% of the Fund’s average daily net assets. Prior to April 1, 2019, the Sub-Adviser received monthly compensation from the Fund at the annual rate of 0.95% of the Fund’s average daily net assets. The Sub-Adviser’s fee is structured as a “unified fee.” Therefore, in consideration of the fees paid with respect to the Fund, the Sub-Adviser has agreed to pay all of the Fund’s expenses (including the management fee paid to the Adviser, as noted above), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Sub-Adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund. For the fiscal period from September 23, 2015 (commencement of operations) through July 31, 2016, and the fiscal years ended July 31, 2017 and 2018, the Fund paid the Sub-Adviser fees equal to $51,453, $133,069 and $129,548, respectively.

III. Effective April 1, 2019, Virtus ETF Advisers LLC, the Fund’s investment adviser, will no longer charge the Sub-Adviser a minimum fee of $25,000. As a result, the information appearing under “Management Services – Adviser – Adviser Compensation” in the Fund’s SAI will be replaced with the following:

Adviser Compensation. The Adviser is entitled to receive a monthly advisory fee at the annual rate of 0.075% of the Fund’s average daily net assets. The Sub-Adviser pays the Adviser’s fee out of the Sub-Adviser’s fee, pursuant to the Sub-Adviser’s unified fee arrangement with the Fund, as described below.

Investors should retain this supplement with the Fund’s

SAI for future reference.